UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                    __________________________________

                                 FORM 8-A

                    __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
         (Exact Name of Registrant as Specified in its Charter)


              Pennsylvania                                68-0593604
________________________________________  ____________________________________
(State of Incorporation or Organization)  (I.R.S. Employer Identification No.)


          1834 Oregon Avenue
      Philadelphia, Pennsylvania                            19145
________________________________________  ____________________________________
(Address of Principal Executive Offices)                 (Zip Code)


     If this form relates to the          If this form relates to
     registration of a class of           the registration of a
     securities pursuant to               class of securities
     Section 12(b) of the                 pursuant to Section 12(g)
     Exchange Act and is                  of the Exchange Act and is
     effective pursuant to                effective pursuant to
     General Instruction A.(c),           General Instruction A.(d),
     please check the following           please check the following
     box. [ ]                             box. [X]




Securities Act registration statement file number to which this form relates:
                                  333-119130
                          _______________________
                               (If applicable)

     Securities to be registered pursuant to Section  12(b) of the Act:

                                    None

     Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $.01 per share
                   ______________________________________
                               (Title of class)

Item 1.  Description of Registrant's Securities to be Registered

          See "Description of Prudential Bancorp Capital Stock" in the Prospectus included in the Prudential Bancorp, Inc. of Pennsylvania Registration Statement on Form S-1 (File No. 333-119130) which is hereby incorporated by reference.

Item 2.  Exhibits

        2.1  Plan of Reorganization*

        2.2  Plan of Stock Issuance*

        3.1  Articles of Incorporation of Prudential  Bancorp, Inc. of
             Pennsylvania*

        3.2  Bylaws of Prudential Bancorp, Inc. of Pennsylvania*

        4.0  Form of Stock Certificate of Prudential Bancorp, Inc. of
             Pennsylvania*

     ____________________

     * Previously filed with the Securities and Exchange Commission as exhibits to the Prudential Bancorp, Inc. of Pennsylvania Registration Statement on Form S-1 (File No. 333-119130). Such exhibits are incorporated herein by reference.
























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                                SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                    Prudential Bancorp, Inc. of Pennsylvania



Date: March 23, 2005                By: /s/ Thomas A. Vento
                                        ---------------------------------
                                        Thomas A. Vento
                                        President and Chief Executive Officer





























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